UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2021

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Overview

On June 28, 2021, Hilton Grand Vacations Borrower Escrow, LLC (the “Escrow Issuer”), Hilton Grand Vacations Borrower Escrow, Inc. (the “Escrow Co-Issuer” and, together with the Escrow Issuer, the “Escrow Issuers”) and Hilton Grand Vacations Borrower LLC (the “Escrow Guarantor”), in its capacity as guarantor of the HGV Escrow Guarantee (as defined below), each a wholly-owned subsidiary of Hilton Grand Vacations Inc. (the “Company”) and Wilmington Trust, National Association, as trustee (the “Trustee”), entered into an indenture, (the “Indenture”), in connection with the issuance and sale (the “Offering”) of $500,000,000 aggregate principal amount of 4.875% senior notes due 2031 (the “Notes”) to Deutsche Bank Securities, Inc. and certain other initial purchasers (collectively, the “Initial Purchasers”).

Upon the closing of the Company’s proposed acquisition (the “Merger”) of Dakota Holdings Inc. (“Diamond”), the Escrow Issuer and the Escrow Co-Issuer will merge with and into the Escrow Guarantor and Hilton Grand Vacations Borrower Inc., respectively, each a wholly-owned subsidiary of the Company, and the escrow proceeds will be released as described below. The Escrow Guarantor and Hilton Grand Vacations Borrower Inc. (together with the Escrow Guarantor, the “Surviving Issuers”) will thereupon assume the obligations under the Notes. Upon the closing of the Merger, the Notes will be guaranteed by the Company, Hilton Grand Vacations Parent LLC, also a wholly-owned subsidiary of the Company, and certain of the Escrow Guarantor’s existing and future subsidiaries, including certain subsidiaries of Diamond.

The Escrow Issuers, which were created solely to issue the Notes and the Escrow Issuers’ outstanding 5.000% Senior Notes due 2029, will deposit the gross proceeds of the Offering into a segregated escrow account until the date that certain escrow release conditions (the “Escrow Release Conditions”) are satisfied and the Escrow Guarantor will agree to pay (the “HGV Escrow Guarantee”) an amount up to the amount necessary to fund the interest due on the Notes in connection with a special mandatory redemption of the Notes, if the Escrow Release Conditions have not been satisfied by December 13, 2021 (the “Escrow End Date”) or prior to the Escrow End Date if the merger agreement with Diamond is terminated or the Escrow Issuers notify the trustee under the Notes that the Company is no longer pursuing the Merger.

Upon the closing of the Merger and release of the net proceeds of the Offering from the escrow account (if applicable, the “Escrow Release Date”), the Company intends to use the net proceeds from the Offering to finance the repayment of certain indebtedness in connection with the Merger (together with the Merger, the “Transactions”).

Interest; Ranking; Guarantees

The Notes bear interest at a rate of 4.875% per year payable semi-annually in arrears on January 1 and July 1 of each year, commencing January 1, 2022. Prior to the closing of the Merger, the Notes will be senior secured obligations of the Escrow Issuers secured only by the escrow proceeds until the earlier of the Escrow End Date and the date of any special mandatory redemption and will not be guaranteed (other than in respect of the limited HGV Escrow Guarantee). Upon the closing of the Merger, the Notes will be guaranteed by the Company, Hilton Grand Vacations Parent LLC, also a wholly-owned subsidiary of the Company, and certain of the Escrow Guarantor’s existing and future subsidiaries, including certain subsidiaries of Diamond. The Notes will be senior unsecured obligations and the Notes and the related guarantees will rank equally in right of payment with all of the Surviving Issuers’ existing and future senior indebtedness. The Notes and the related guarantees will be effectively subordinated to any of the Surviving Issuers’ and the guarantors’ existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness. In addition, the Notes and the guarantees will rank senior in right of payment to all of the Surviving Issuers’ and guarantors’ future subordinated indebtedness and other obligations that expressly provide for their subordination to the Notes and the related guarantees and will be structurally subordinated to the existing and future indebtedness, claims of holders of preferred stock and other liabilities of any subsidiary of the Escrow Guarantor that is not a guarantor or co-issuer of the notes.

Optional Redemption

The Notes are redeemable at any time prior to July 1, 2026, in whole or in part, at the Surviving Issuers’ option, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus a “make-whole” price specified in the Indenture and the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

The Notes are redeemable at any time on or after July 1, 2026, in whole or in part, at the Surviving Issuers’ option, at the applicable redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the redemption date. In addition, subject to certain conditions, at any time prior to July 1, 2026, the Surviving Issuers may redeem up to 40% of the aggregate principal amount of the Notes with an amount not to exceed the net cash proceeds from certain equity offerings at the applicable redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

Change of Control

Subject to certain limitations, in the event of a Change of Control Triggering Event (as defined in the Indenture), the Surviving Issuers will be required to offer to repurchase the Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Covenants; Events of Default

The Indenture contains certain covenants, including, among others, covenants that restrict the ability of the Escrow Guarantor and certain of its subsidiaries to (i) incur or guarantee additional indebtedness or issue disqualified stock or certain preferred stock; (ii) pay dividends and make other distributions or repurchase stock; (iii) make certain investments; (iv) create or incur certain liens; (v) transfer or sell certain assets; (vi) enter into restrictions affecting the ability of certain restricted subsidiaries to make distributions, loans or advances or transfer assets to the Surviving Issuers or the guarantors; (vii) enter into certain transactions with affiliates; (viii) designate restricted subsidiaries as unrestricted subsidiaries; and (ix) merge, consolidate or transfer or sell all or substantially all of the Escrow Guarantor’s or the guarantors’ assets. The Indenture also contains customary provisions for events of default including for failure to pay principal or interest when due and payable, failure to comply with covenants or agreements in the Indenture or the Notes and failure to cure or obtain a waiver of such default upon notice, a default under other indebtedness of the Escrow Guarantor or certain of its subsidiaries such that the principal amount of such indebtedness, together with the principal amount of any other such indebtedness in default for failure to pay principal at stated final maturity (after giving effect to any applicable grace periods), or the maturity of which has been so accelerated, aggregate the greater of (i) $100.0 million and (ii) 2.0% of Total Assets (as defined in the Indenture) or more outstanding, and events of bankruptcy, insolvency or reorganization affecting the Escrow Guarantor and certain of its subsidiaries. In the case of an event of default, the principal amount of the Notes plus accrued and unpaid interest may be accelerated.

Other Relationships

The Initial Purchasers and their respective affiliates have, from time to time performed, and may in the future perform, various financial advisory, investment banking and commercial banking services for the Company, and its affiliates, for which they received or will receive customary fees and expenses.

Additionally, certain of the Initial Purchasers or their affiliates have acted as financial advisors to us in connection with the Transactions and may receive fees in connection therewith. Certain affiliates of the Initial Purchasers act as lenders and agents under our the Company’s and Diamond’s existing credit facilities and may act as lenders and agents under the Company’s senior secured credit facilities to be entered into in connection with the Merger and receive and will receive, respectively, customary fees in connection with such roles. In addition, certain of the Initial Purchasers and/or their respective affiliates may be lenders or noteholders, as applicable, under the Company’s and Diamond’s existing credit facilities, the outstanding 7.750% First-Priority Senior Secured Notes due 2023 issued by Diamond Resorts International, Inc., the 10.750% Senior Notes due 2024 issued by Diamond Resorts International, Inc. or the Surviving Issuers’ outstanding 6.125% Senior Notes due 2024 and may therefore receive a portion of the net proceeds from the offering used to repay any such indebtedness.

The description of the Notes and the Indenture in this Current Report on Form 8-K (this “Current Report”) are summaries, and are qualified in their entirety by reference to the complete terms of the Indenture and the form of Note included therein. The Indenture and the form of Note are filed hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 4.1	Indenture, dated June 28, 2021, among Hilton Grand Vacations Borrower Escrow, LLC, Hilton Grand Vacations Borrower Escrow, Inc., Hilton Grand Vacations Borrower LLC and Wilmington Trust, National Association, as Trustee.

Exhibit 4.2	Form of 4.875% Note due 2031 (included in Exhibit 4.1).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act. Forward-looking statements convey management’s expectations as to the Company’s future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time the Company makes such statements. Forward-looking statements include all statements that are not historical facts, including those related to the proposed Merger and the Company’s revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

The Company cautions you that forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond the Company’s control, that may cause its actual results, performance or achievements to be materially different from the future results. Factors that could cause the Company’s actual results to differ materially from those contemplated by its forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Diamond; the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed Merger on the Company’s relationships, operating results and business generally; the risk that the proposed Merger will not be consummated in a timely manner; exceeding the expected costs of the Merger; the material impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; the Company’s ability to meet its liquidity needs; risks related to the Company’s indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; the Company’s ability to successfully source inventory and market, sell and finance VOIs; default rates on the Company’s financing receivables; the reputation of and the Company’s ability to access Hilton Worldwide Holdings Inc.’s (“Hilton”) brands and programs, including the risk of a breach or termination of the Company’s license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to the Company’s acquisitions, joint ventures, and other partnerships; the Company’s dependence on third-party development activities to secure just-in-time inventory; the performance of the Company’s information technology systems and its ability to maintain data security; regulatory proceedings or litigation; adequacy of the Company’s workforce to meet its business and operation needs; the Company’s ability to attract and retain key executives and employees with skills and capacity to meet its needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact the Company’s operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021, and its Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2021, and filed with the SEC on April 29, 2021, which may be updated from time to time in the Company’s annual reports, quarterly reports, current reports and other filings the Company makes with the SEC.

The Company’s forward-looking statements speak only as of the date of this communication or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information about the Proposed Transaction and Where to Find It

This communication may be deemed solicitation material in respect of the proposed Merger. In connection with the proposed Merger transaction, the Company has filed with the SEC a definitive proxy statement and other documents regarding the proposed Merger, and may file with the SEC additional documents regarding the proposed Merger. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the definitive proxy statement and any other documents that have been or may be filed with the SEC in connection with the proposed Merger or incorporated by reference in the definitive proxy statement because they will contain important information about the proposed Merger.

Investors may obtain free of charge the definitive proxy statement and other documents filed or to be filed regarding the proposed Merger with the SEC at the SEC’s website at https://www.sec.gov. In addition, the definitive proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnish pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge through the Company’s website at https://investors.hgv.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed Merger can be found in the definitive proxy statement and the other relevant documents that have been or may be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement for the 2021 annual meeting of stockholders filed with the SEC on Schedule 14A on March 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: June 28, 2021